Exhibit 10.4F

EXECUTION COPY

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated as of October 13, 2023 (this “Amendment”) is entered into by and among GUARDIAN PHARMACY, LLC, an Indiana limited liability company (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and REGIONS BANK, as administrative agent and collateral agent (in such capacity and together with its successors and assigns, the “Agent”).

RECITALS

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Regions Bank, as Agent, entered into that certain Third Amended and Restated Loan and Security Agreement dated as of April 23, 2018 (as amended by that certain First Amendment to Third Amended and Restated Loan and Security Agreement dated as of December 3, 2019, that certain Second Amendment to Third Amended and Restated Loan and Security Agreement dated as of March 20, 2020, that certain Third Amendment to Third Amended and Restated Loan and Security Agreement dated as of December 22, 2021, that certain Fourth Amendment to Third Amended and Restated Loan and Security Agreement dated as of April 22, 2022 and as further amended, modified, supplemented or extended from time to time, the “Existing Loan Agreement”);

WHEREAS, the Borrower has requested certain modifications to the Existing Loan Agreement; and

WHEREAS, the Agent, the Lenders and the Borrower have agreed to the modifications on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth in the body of this Amendment.

2. Definitions. Capitalized terms used herein (including in the recitals hereof) and not otherwise defined herein shall have the meanings provided in the Existing Loan Agreement or the Existing Loan Agreement as amended by this Amendment (the “Amended Loan Agreement”), as applicable.

3. Amendments to Existing Loan Agreement.

(a) The definition of “Qualifying IPO” in Section 1.1 of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Qualifying IPO” means an underwritten primary public offering of the common stock of the Borrower (or Borrower’s successor in interest or any other Person who becomes Borrower hereunder, in each case, pursuant to a Qualifying IPO Permitted Restructuring) (a) pursuant to an effective registration statement filed with the United States Securities and Exchange Commission in accordance with the Securities Act (whether alone or in conjunction with a secondary public offering) and (b) resulting in gross proceeds of at least $30,000,000. For the avoidance of doubt, it is understood and agreed that the Proposed IPO is a Qualifying IPO.

(b) Section 1.1 of the Existing Loan Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“Fifth Amendment” means that certain Fifth Amendment to Third Amended and Restated Loan and Security Agreement dated as of the Fifth Amendment Effective Date.

“Fifth Amendment Distribution” means a one-time Restricted Payment made by the Borrower to the holders of its Equity Interests at any time during the period from and including the Fifth Amendment Effective Date through and including December 31, 2023 in compliance with the requirements of Section 9.3(g) in an aggregate amount not to exceed $10,000,000.

“Fifth Amendment Effective Date” means October 13, 2023.

“Guardian Pharmacy Services” means Guardian Pharmacy Services, Inc., a Delaware corporation.

“Proposed IPO” means the initial public offering of the stock of Guardian Pharmacy Services pursuant to which (and the related Qualifying IPO Permitted Restructuring) Guardian Pharmacy Services will be the direct parent of the Borrower.

“Proposed IPO Effective Date” means the date of the consummation of the Proposed IPO.

(c) Section 8.18 of the Existing Loan Agreement is hereby amended by inserting the following new clause (c) immediately after clause (b) thereof:

(c) Proposed IPO Joinders.

(i) On or before the date that is thirty (30) days after the Proposed IPO Effective Date (or such later date as agreed to by the Agent in writing), the Credit Parties shall cause Guardian Pharmacy Services to (A) have delivered an affirmation and assumption agreement or joinder agreement pursuant to which it will become the “Borrower” hereunder in form and substance reasonably acceptable to the Agent, (B) take the actions required by Sections 8.15, 8.16 and 8.17 hereof and (C) deliver such other documents, certificates and agreements as would have been delivered if it were a party to this Agreement on the Effective Date.

(ii) On or before the date that is thirty (30) days after the Proposed IPO Effective Date (or such later date as agreed to by the Agent in writing), the Credit Parties shall cause each of the Subsidiaries listed on Schedule 8.18(c) hereto (so long as each such Subsidiary is a wholly-owned Domestic Subsidiary on such date) to (A) take the actions required by Sections 8.15, 8.16 and 8.17 hereof and (B) deliver such other documents, certificates and agreements as would have been delivered if it were a party to this Agreement on the Effective Date.

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(d) Section 9.3 of the Loan Agreement is hereby amended by replacing the “and” immediately prior the text “(f)” with “,”, changing the “.” at the end of clause (f) to “, and” and adding a new clause (g) to read as follows:

(g) the Borrower may make the Fifth Amendment Distribution, so long as (i) no Default exists or would result from the making of the Fifth Amendment Distribution and (ii) the Borrower is in compliance with the financial covenants in Section 9.17 on a pro forma basis after giving effect to the Fifth Amendment Distribution (and if the Borrower elects to increase Consolidated Leverage Ratio test level pursuant to the terms of Section 9.17(b) and has provided an officer’s certificate demonstrating such compliance, after giving effect to any such Leverage Ratio Increase)

(e) The last sentence of Section 9.13 of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

Notwithstanding anything herein to the contrary, in the event that the Borrower undertakes an initial public offering (including the Proposed IPO), the Borrower shall be permitted to reorganize in a manner reasonably acceptable to Agent so long as (x) the plan of reorganization or similar documentation is reasonably acceptable to Agent and (y) any new “Borrower” (including Guardian Pharmacy Services) provides an affirmation and assumption agreement or a joinder in form and substance reasonably acceptable to Agent which is acknowledged, affirmed and agreed to by the Guarantors and delivers such other loan documents, certificates, and agreements as would have been delivered if such new Credit Party was a party to this Agreement as of the Effective Date (the foregoing, a “Permitted IPO Restructuring”).

(f) The Existing Loan Agreement is hereby amended by inserting the new Schedule 8.18 in the form attached hereto as Exhibit A.

4. Conditions Precedent. This Amendment shall become effective upon satisfaction of the following conditions precedent in each case in a manner reasonably satisfactory to the Agent (such date, the “Fifth Amendment Effective Date”):

(a) receipt by the Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Required Lenders and the Agent;

(b) receipt by the Agent of duly executed officer’s certificate of the Borrower certifying that (x) before and after giving effect to this Amendment, (I) the representations and warranties contained in Section 7 of the Existing Loan Agreement and the other Loan Documents (as defined in the Existing Loan Agreement) are true and correct in all material respects (except that if any such representation or warranty contains any materiality qualifier, such representation or warranty shall be true and correct in all respects) on and as of the Fifth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that if any such representation or warranty contains any materiality qualifier, such representation or warranty shall be true and correct in all respects) as of such earlier date, and except that, the representations and warranties contained in Section 7.3 of the Existing Loan Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 8.6 of the Existing Loan Agreement, and (II) no Default or Event of Default exists and (y) the Borrower shall be in compliance with the financial covenants set forth in Section 9.17 of the Existing Loan Agreement, computed as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 8.6 of the Existing Loan Agreement; and

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(c) payment by the Borrower of the reasonable out-of-pocket costs and expenses of the Agent, including without limitation, the reasonable fees and expenses of Haynes and Boone, LLP.

5. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Loan Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Loan Agreement and the other Loan Documents) shall be deemed to include this Amendment.

6. Representations and Warranties; No Default. Each of the Credit Parties represents and warrants to the Agent that, on and as of the date hereof, immediately after giving effect to this Amendment, (a) the representations and warranties contained in the Loan Agreement and in the other Loan Documents are true and correct in all material respects (or, with respect to any such representation and warranty qualified by materiality or by reference to Material Adverse Effect, in all respects as drafted) to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, with respect to any such representation and warranty qualified by materiality or by reference to Material Adverse Effect, in all respects as drafted) on and as of such earlier date and (b) no event has occurred and is continuing or would result from this Amendment or the consummation of the transactions contemplated herein that would constitute an Event of Default or a Default.

7. Reaffirmation of Obligations. Each of the Credit Parties (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge any Credit Party’s obligations under the Loan Documents.

8. Reaffirmation of Security Interests. Each of the Credit Parties affirms that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

9. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

10. Counterparts/Facsimile. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

11. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Georgia.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	GUARDIAN PHARMACY, LLC,
an Indiana limited liability company

	By:	/s/ David K. Morris
Name: David K. Morris
Title: Chief Financial Officer and Executive Vice President

GUARANTORS:	GUARDIAN PHARMACY OF BIRMINGHAM, LLC,
a Georgia limited liability company

	By:	/s/ David K. Morris
Name: David K. Morris
Title: Chief Financial Officer and Manager

GUARDIAN PHARMACY OF JACKSONVILLE, LLC,
a Georgia limited liability company

	By:	/s/ David K. Morris
Name: David K. Morris
Title: Chief Financial Officer and Manager

GUARDIAN PHARMACY OF SOUTHEAST FLORIDA, LLC,
a Georgia limited liability company

	By:	/s/ David K. Morris
Name: David K. Morris
Title: Chief Financial Officer and Manager

GUARDIAN PHARMACY OF SOUTHEAST GEORGIA, LLC,
a Georgia limited liability company

	By:	/s/ David K. Morris
Name: David K. Morris
Title: Chief Financial Officer and Manager

GUARDIAN PHARMACY, LLC

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

GUARDIAN PHARMACY OF TEXAS, LLC,
a Georgia limited liability company

By:	/s/ David K. Morris
Name: David K. Morris
Title: Chief Financial Officer and Manager

GUARDIAN PHARMACY, LLC

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

AGENT:	REGIONS BANK, as Agent

	By:	/s/ Allen Riley
	Name:	Allen Riley
	Title:	Vice President

GUARDIAN PHARMACY, LLC

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

LENDERS:	REGIONS BANK,
as a Lender

	By:	/s/ Allen Riley
	Name:	Allen Riley
	Title:	Vice President

GUARDIAN PHARMACY, LLC

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ Karen Yap
	Name:	Karen Yap
	Title:	Vice President

GUARDIAN PHARMACY, LLC

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

LENDERS:	CADENCE BANK,
as a Lender

	By:	/s/ Zachary Colby
	Name:	Zachary Colby
	Title:	Portfolio Manager

GUARDIAN PHARMACY, LLC

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT